                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ______________________

                                   FORM 8-K


                                CURRENT REPORT
                     FILED PURSUANT TO SECTION 13 OR 15(D)
                                      OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 28, 1997



                        CMG INFORMATION SERVICES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       DELAWARE                   0-22846                 04-2921333
    (STATE OR OTHER       (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     JURISDICTION                                     IDENTIFICATION NO.)
   OF INCORPORATION)




100 BRICKSTONE SQUARE ANDOVER, MA                          01810

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER
INCLUDING AREA CODE: (508) 684-3600

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 ITEM 5  OTHER EVENTS.
 ---------------------

 On May 28, 1997, the Company announced a new venture dividend program in connection with the Company's CMG@Ventures Internet investments and also announced a dividend under such program, payable on July 31, 1997, of one share of Lycos, Inc. common stock for every sixteen shares of the Company's common stock held by stockholders of record on June 5, 1997. A copy of the news release containing such announcement is filed herewith as an exhibit and incorporated herein by reference.

 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
 ---------------------------------------------------------------------------

 No financial statements or pro forma financial information are filed as a part of this report. The exhibit filed as part of this report is listed in the
 Exhibit index hereto.



 Exhibit
   No.                             Description
 -------                           -----------

  99.1         News release dated May 28, 1997 issued by CMG Information
               Services, Inc.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    CMG INFORMATION SERVICES, INC.
                                         (Registrant)



                                    /s/ Andrew J. Hajducky III
                                    ---------------------------
June 5, 1997                        Andrew J. Hajducky III, CPA
                                    Chief Financial Officer, Treasurer

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